SUBSEQUENT EVENT1	12 Months Ended
Dec. 31, 2020
SUBSEQUENT EVENT
SUBSEQUENT EVENT

21. SUBSEQUENT EVENT

On December 31, 2020, Kaixin Auto Holdings (Kaixin) announced that it entered into share purchase agreement (the “SPA”) with the shareholders of Haitaoche Limited (“Haitaoche”). Pursuant to the SPA, Kaixin will acquire 100% of the share capital of Haitaoche from the shareholders (the “Acquisition”). As consideration for the Acquisition, Kaixin will issue 74,035,502 ordinary shares of Kaixin to the shareholders of Haitaoche. Upon the completion of the Acquisition, the Haitaoche shareholders will collectively hold 51% of Kaixin's issued and outstanding shares. On April 15, 2021, NASDAQ approved the acquisition of 100% of the share capital of Haitaoche pursuant to the SPA.

On March 31, 2021, the Company announced that it has entered into a definitive securities purchase agreement (the“Purchase Agreement”) with Renren Inc., a 72% shareholder of the Company (the “Purchaser”) and completed the closing on the same date. Pursuant to the Purchase Agreement, the Purchaser invested $6,000 in newly designated convertible preferred shares of the Company. The preferred shares are convertible into the Company's ordinary shares at a conversion price of $3.00, subject to customary adjustments pursuant to the Purchase Agreement.

On May 7, 2021, the Company announced that each authorised issued and unissued Ordinary share of a par value of $0.0001 each be subdivided into 2 shares of a par value of $0.00005 each, such that immediately following the Share Subdivision, the authorised share capital of the Company will be $50 divided into 1,000,000,000 Ordinary shares of a par value of US$0.00005 each.

The Company has performed an evaluation of subsequent events through the date of the consolidated financial statements were issued, and determined that no events that would have required adjustment or disclosure in the consolidated financial statements other than those discussed in above.